UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 20, 2012

(Date of earliest event reported)

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of	001-33662	(I.R.S. Employer
incorporation or organization)		Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746

(Address of principal executive offices) (zip code)

(512) 433-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 20, 2012, subsidiaries of Forestar Group Inc. (the “Company”), entered into definitive agreements with CL Realty, L.L.C. and TEMCO Associates, LLC, as applicable, and Cousins Real Estate Corporation, to acquire the ventures’ entire interest in 17 residential and mixed-use real estate projects from those ventures.  The aggregate cash purchase price of $47 million for the acquired assets represents a net investment by the Company of $23.5 million.

The parties anticipate closing the transactions in first quarter 2012, subject to customary closing conditions.

The Company has included an announcement of its entry into these definitive agreements in its press release announcing the Company’s results for the quarter and year ended December 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 of this report.

Item 2.02. Results of Operations and Financial Condition.

On February 22, 2012, the Company issued a press release announcing the Company’s results for the quarter and year ended December 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 of this report.

Item 2.06. Material Impairments.

In connection with the definitive agreements to acquire certain assets from CL Realty, L.L.C. and TEMCO Associates, LLC, as discussed in Item 1.01, generally accepted accounting principles require the ventures to carry the assets to be sold at their estimated fair values, which are the agreed upon sales prices. Accordingly, the ventures’ 2011 year-end operating results will include $44.68 million of non-cash impairments related to entering into these agreements, the Company’s share of which is $22.34 million.

Item 7.01. Regulation FD Disclosure.

On February 22, 2012, management of the Company will participate in a conference call discussing the Company’s results for the quarter and year ended December 31, 2011. Copies of the presentation materials to be used by management are furnished as Exhibit 99.2 of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by the Company on February 22, 2012, announcing the Company’s results for the quarter and year ended December 31, 2011.

99.2	Presentation materials to be used by management in a conference call on February 22, 2012, discussing the Company’s results for the quarter and year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date: February 22, 2012	By:	/s/ Christopher L. Nines
		Name:	Christopher L. Nines
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by the Company on February 22, 2012, announcing the Company’s results for the quarter and year ended December 31, 2011.

99.2	Presentation materials to be used by management in a conference call on February 22, 2012, discussing the Company’s results for the quarter and year ended December 31, 2011.